UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 16, 2005

MSC.SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8722	95-2239450
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 MacArthur Place Santa Ana, California		92707
(Address of Principal Executive Offices)		(Zip Code)

(714) 540-8900
(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On February 16, 2005, MSC.Software Corporation (the “Registrant”) issued a press release announcing certain financial information for the year ended December 31, 2004.  A copy of that press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01                                             Regulation FD Disclosure.

On February 16, 2005, the Registrant issued a press release summarizing the results of the Audit Committee’s independent review.  A copy of that press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(c)           Exhibits

99.1                                                    Press Release, dated February 16, 2005, regarding financial information.

99.2                                                           Press Release, dated February 16, 2005, summarizing the results of the Audit Committee’s independent review.

The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filings of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.  The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MSC.SOFTWARE CORPORATION
(Registrant)

	By:	/s/ John J. Laskey
Date: February 16, 2005		JOHN J. LASKEY
Senior Vice President and Chief Financial Officer